Monthly Operating Report

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR - 1	Yes	
Bank Reconciliation	MOR - 1	Yes	
Copies of bank statements			
Cash disbursements journals			
Statement of Operations	MOR - 2	Yes	
Balance Sheet	MOR - 3	Yes	
Status of Post-Petition Taxes	MOR - 4	Yes	
Copies of IRS Form 6123 or payment receipt			
Copies of tax returns filed during reporting period			
Summary of Unpaid Post-Petition Debts	MOR - 4	Yes	
Listing of aged accounts payable			
Accounts Receivable Reconciliation and Aging	MOR - 5	N/A	
Debtor Questionnaire	MOR - 5	Yes	

Signature of Debtor — Date

Signature of Joint Debtor — Date

Signature of Authorized Individual — September 27, 2007

W. H. Hardman, Jr. — Chief Financial Officer

Printed Name of Authorized Individual — Title of Authorized Individual

Delta Woodside Industries, Inc. 2:21 PM
Statement of Cash Flows 9/28/2007
August 5 through September 1, 2007

	Aug 5 - Sep 1, 07
OPERATING ACTIVITIES	
Net Income	-476.24
Adjustments to reconcile Net Income to net cash provided by operations:	
Accounts Payable	50,610.00
Other Accruals	-50,610.00
Net cash provided by Operating Activities	-476.24
FINANCING ACTIVITIES	
InterCo Loan DWVC	250.00
Net cash provided by Financing Activities	250.00
Net cash increase for period	-226.24
Cash at beginning of period	299.05
Cash at end of period	72.81

Bank Reconciliations

I attest that each of the debtor's bank accounts is reconciled to monthly bank statements. The company's standard practice is to ensure that each bank account is reconciled to monthly bank statements for each calendar month within 30 days after the quarter end.

W.H. Hardman, JR.
Chief Financial Officer
Delta Mills, et al.

DELTA WOODSIDE INDUSTRIES, INC.
INCOME STATEMENT

	Month Ended 9/1/2007
Net Sales	-
Cost of goods sold	-
Gross profit (loss)	-
Selling, general and administrative expenses	76
Impairment and restructuring expenses	
Other income (expense)	-
OPERATING LOSS	(76)
Interest expense	(400)
Gain on extinguishment of debt	-
LOSS BEFORE INCOME TAXES	(476)
Income tax expense / (benefit)	-
NET LOSS	$ (476)

BALANCE SHEET
As Of 9/1/07
(In Thousands, Except Share Data)

		Delta Woodside Industries, Inc. As Of 9/1/07
ASSETS		
CURRENT ASSETS		
Cash and cash equivalents	$	0
Accounts receivable		0
Factor and other		0
Less allowances for returns		0
		-
Inventories		
Finished goods		0
Work in process		0
Raw materials and supplies		0
		-
Deferred income taxes		(248)
Other assets		(0)
TOTAL CURRENT ASSETS		(248)
PROPERTY, PLANT AND EQUIPMENT, at cost		
		0
Less accumulated depreciation		0
		-
DEFERRED LOAN COSTS, less accumulated depreciation of $6,966,000 (2006)and $5,856,000 (2005)		0
TOTAL ASSETS	$	(248)
LIABILITIES AND SHAREHOLDERS' EQUITY		
CURRENT LIABILITIES		
Trade accounts payable - Post Petition	$	51
Trade accounts payable checks outstanding		0
Revolving credit facility		0
Accrued income taxes payable		(13,439)
Payable to Affiliate Delta Mills Marketing, Inc.		0
Payable to Affiliate Delta Woodside Industries, Inc.		0
Payable to Affiliate Delta Mills, Inc.		(3,644)
Accrued employee compensation		0
Accrued restructuring expenses		0
Accrued and sundry liabilities		43
TOTAL CURRENT LIABILITIES		(16,989)
LIABILITIES SUBJECT TO COMPROMISE:		
Notes Payable		0
Trade Accounts Payable - Pre Petition		0
Total Liabilities Subject to Compromise		0
NONCURRENT DEFERRED INCOME TAXES		(248)
SHAREHOLDERS' EQUITY		
Common Stock -- par value $.01 a share -- authorized 3,000 shares, issued and outstanding 100 shares		59
Additional paid-in capital		35,357
Retained earnings(deficit)		(18,427)
TOTAL SHAREHOLDERS' EQUITY		16,988
COMMITMENTS AND CONTINGENCIES		0
TOTAL LIABILITIES AND SHAREHOLDERS'S EQUITY	$	(248)

Status of Post-petition Taxes

	Beginning Accrued Liability Balance	Liability Incurred During Period	Disbursements to Taxing Authorities	Net Change in Accrued Balance	Ending Accrued Liability Balance
North Carolina Department of Revenue	263,000.00	-	-	-	263,000.00
Total Taxes	**263,000.00**	**-**	**-**	**-**	**263,000.00**

Summary of Unpaid Post-Petition Debts	Current	Number of Days Past Due				Total
		0-30	31-60	61-90	Over 90	
Accounts Payable	50,810.00	-	-	-	-	50,810.00
Total Post-Petition Debts	**50,810.00**	**-**	**-**	**-**	**-**	**50,810.00**

DEBTOR QUESTIONNAIRE

Must be completed each month

1. Have any assets been sold or transferred outside the normal course of business this reporting period? No.
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? No.
3. Have all postpetition tax returns been timely filed? Yes.
4. Are workers compensation, general liability and other necessary insurance coverages in effect? Yes.

Monthly Operating Report

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR - 1	Yes	
Bank Reconciliation	MOR - 1	Yes	
Copies of bank statements			
Cash disbursements journals			
Statement of Operations	MOR - 2	Yes	
Balance Sheet	MOR - 3	Yes	
Status of Post-Petition Taxes	MOR - 4	Yes	
Copies of IRS Form 6123 or payment receipt			
Copies of tax returns filed during reporting period			
Summary of Unpaid Post-Petition Debts	MOR - 4	Yes	
Listing of aged accounts payable			
Accounts Receivable Reconciliation and Aging	MOR - 5	Yes	
Debtor Questionnaire	MOR - 5	Yes	

Signature of Debtor — Date

Signature of Joint Debtor — Date

[signature]
Signature of Authorized Individual — September 27, 2007

W. H. Hardman, Jr. — Chief Financial Officer
Printed Name of Authorized Individual — Title of Authorized Individual

Delta Mills, Inc. 1:35 PM
Statement of Cash Flows 09/25/07
August 5 through September 1, 2007

	Aug 5 - Sep 1, 07
OPERATING ACTIVITIES	
Net Income	-5,272,594.91
Adjustments to reconcile Net Income to net cash provided by operations:	
Factored AR	498.40
Other AR- Delta Books	-498.40
Deposits	71,277.70
Accounts Payable	82,519.34
Accrued Payroll	-266.35
Invoices Payable	-464,839.83
Net cash provided by Operating Activities	-5,583,904.05
INVESTING ACTIVITIES	
Accum Deprec.- F & F	-45,304.59
Accum Deprec. - Autos	-39,999.99
Accum Deprec. - DP Equip	-3,290,928.89
Accum Depreciation- M&E	716,533.01
Accum. Depreciation- Buildings	-11,576,667.84
Accum. Depreciation- Land	-473,583.52
Autos & Trucks	67,055.70
Autos & Trucks:Autos & Trucks- Reclass	-30,054.48
Buildings	24,183,398.52
Buildings:Bldg.- Reclass	-6,162,228.32
Construction in Progress	3,240.83
Data Processing Equipment	5,629,123.32
Data Processing Equipment:DP Equipment	-1,202,558.91
Furniture & Fixtures	851,155.30
Furniture & Fixtures:F & F Reclass	-777,533.07
Land	502,015.71
Land:Land Reclass.	-27,995.71
Land Improvements	538,976.75
Land Improvements:Land Imp.- Reclass	-63,278.92
Machinery & Equipment	11,096,997.47
Machinery & Equipment:M & E Reclass	-10,971,123.18
Software Development Cost	0.05
Net cash provided by Investing Activities	8,997,438.33
FINANCING ACTIVITIES	
Due to DMI Corp.	-250.00
InterCo AP-DM Sales	-9,142.70
Net cash provided by Financing Activities	-9,392.70
Net cash increase for period	3,404,141.58
Cash at beginning of period	9,333,549.26
Cash at end of period	12,737,690.84

Bank Reconciliations

I attest that each of the debtor's bank accounts is reconciled to monthly bank statements. The company's standard practice is to ensure that each bank account is reconciled to monthly bank statements for each calendar month within 30 days after the quarter end.

W.H. Hardman, JR.
Chief Financial Officer
Delta Mills, et al.

DELTA MILLS, INC.
INCOME STATEMENT
FOR THE PERIOD ENDED SEPTEMBER 1, 2007

	Month Ended 9/1/2007
Net Sales	-
Cost of goods sold	18,139
Gross profit (loss)	(18,139)
Selling, general and administrative expenses	787,398
Impairment and restructuring expenses	
Other income (expense)	(4,497,438)
OPERATING LOSS	(5,302,975)
Interest Income/(Expense)	30,410
Gain on extinguishment of debt	-
LOSS BEFORE INCOME TAXES	(5,272,565)
Income tax expense / (benefit)	-
NET LOSS	$ (5,272,565)

BALANCE SHEET
AS OF 9/1/07
(In Thousands, Except Share Data)

		Delta Mills, Inc. AS OF 9/1/07
ASSETS		
CURRENT ASSETS		
Cash and cash equivalents	$	13,242
Accounts receivable:	$	-
Factor and other	$	1,001
Less allowances for returns	$	-
		14,243
Inventories		
Finished goods	$	-
Work in process	$	-
Raw materials and supplies	$	-
		-
Deferred income taxes	$	493
Other assets	$	544
TOTAL CURRENT ASSETS		15,280
PROPERTY, PLANT AND EQUIPMENT, at cost		379
Less accumulated depreciation	$	-
		379
DEFERRED LOAN COSTS, less accumulated depreciation of $5,968,000 (2006)and $5,558,000 (2005)	$	-
TOTAL ASSETS	$	15,659
LIABILITIES AND SHAREHOLDERS' EQUITY		
CURRENT LIABILITIES		
Trade accounts payable - Post Petition	$	84
Trade accounts payable checks outstanding	$	505
Revolving credit facility	$	-
Accrued income taxes payable	$	12,394
Payable to Affiliate Delta Mills Marketing, Inc.	$	1,883
Payable to Affiliate Delta Woodside Industries, Inc.	$	3,644
Accrued employee compensation	$	29
Accrued and sundry liabilities	$	420
TOTAL CURRENT LIABILITIES		18,958
LIABLITIES SUBJECT TO COMPROMISE:		
Notes Payable	$	30,941
Trade Accounts Payable - Pre Petition	$	3,549
Accrued Interest - Notes Payable	$	1,836
Total Liabilities Subject to Compromise		36,326
NONCURRENT DEFERRED INCOME TAXES	$	2,061
SHAREHOLDERS' EQUITY		
Common Stock -- par value $.01 a share -- authorized 3,000 shares, issued and outstanding 100 shares	$	1
Additional paid-in capital	$	51,791
Retained earnings(deficit)	$	(93,478)
TOTAL SHAREHOLDERS' EQUITY		(41,686)
		0
COMMITMENTS AND CONTINGENCIES		
TOTAL LIABILITIES AND SHAREHOLDERS'S EQUITY	$	15,659

Status of Post-petition Taxes

	Beginning Accrued Liability Balance	Liability Incurred During Period	Disbursements to Taxing Authorities	Net Change in Accrued Balance	Ending Accrued Liability Balance
Federal Withholding	-	11,013.00	(11,013.00)	-	-
South Carolina Withholding	-	4,317.26	(4,317.26)	-	-
FICA - Employee	-	3,556.37	(3,556.37)	-	-
FICA - Employer	-	3,556.37	(3,556.37)	-	-
Total Taxes	-	**22,443.00**	**(22,443.00)**	-	-

		Number of Days Past Due				
Summary of Unpaid Post-Petition Debts	**Current**	**0-30**	**31-60**	**61-90**	**Over 90**	**Total**
Accounts Payable	84,001.28	-	-	-	-	84,001.28
Total Post-Petition Debts	**84,001.28**	-	-	-	-	**84,001.28**

ACCOUNTS RECEIVABLE RECONCILATION AND AGING

Accounts Receivable Reconciliation		
Total Accounts Receivable at the beginning of the reporting period*:	$	1,000,740.69
+ Amounts billed during the period		-
- Amounts collected (net) during the period		
Total Accounts Receivable at the end of the reporting period:	$	1,000,740.69

* Beginning AR was adjusted for credits not reflected in prior month

Accounts Receivable Aging		
Days Outstanding		
Current (0 - 60 days):	$	-
61 - 90 days old:		-
91 - 120 days old:		-
121 - 150 days old:		-
151+ days old:		1,391,720.00
Total Accounts Receivable	$	1,391,720.00
Amount considered uncollectible & Net Credits		(390,979.31)
Accounts Receivable (Net)	$	1,000,740.69

DEBTOR QUESTIONNAIRE

Must be completed each month

1. Have any assets been sold or transferred outside the normal course of business this reporting period? Yes. Beattie Plant, previously filed with Form 8K filed with the SEC on June 28, 2007
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? No.
3. Have all postpetition tax returns been timely filed? Yes.
4. Are workers compensation, general liability and other necessary insurance coverages in effect? Yes.

Monthly Operating Report

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR - 1	Yes	
Bank Reconciliation	MOR - 1	Yes	
Copies of bank statements			
Cash disbursements journals			
Statement of Operations	MOR - 2	Yes	
Balance Sheet	MOR - 3	Yes	
Status of Post-Petition Taxes	MOR - 4	Yes	
Copies of IRS Form 6123 or payment receipt			
Copies of tax returns filed during reporting period			
Summary of Unpaid Post-Petition Debts	MOR - 4	Yes	
Listing of aged accounts payable			
Accounts Receivable Reconciliation and Aging	MOR - 5	N/A	
Debtor Questionnaire	MOR - 5	Yes	

Signature of Debtor — Date

Signature of Joint Debtor — Date

Signature of Authorized Individual — September 27, 2007

W. H. Hardman, Jr.
Printed Name of Authorized Individual

Chief Financial Officer
Title of Authorized Individual

DELTA MILLS MARKETING, INC.
Statement of Cash Flows
August 5 through September 1, 2007

2:01 PM
9/25/07

	Aug 5 - Sep 1, 07
FINANCING ACTIVITIES	
InterCo AP-DM Sales	9,142.70
Net cash provided by Financing Act	9,142.70
Net cash increase for period	9,142.70
Cash at beginning of period	-9,188.06
Cash at end of period	-45.36

Bank Reconciliations

I attest that each of the debtor's bank accounts is reconciled to monthly bank statements. The company's standard practice is to ensure that each bank account is reconciled to monthly bank statements for each calendar month within 30 days after the quarter end.

W.H. Hardman, JR.
Chief Financial Officer
Delta Mills, et al.

DELTA MILLS MARKETING, INC.
INCOME STATEMENT

	Month Ended 9/1/2007
Net Sales	$ -
Cost of goods sold	-
Gross profit (loss)	-
Selling, general and administrative expenses	-
Impairment and restructuring expenses	
Other income (expense)	
OPERATING LOSS	-
Interest expense	-
Gain on extinguishment of debt	-
LOSS BEFORE INCOME TAXES	-
Income tax expense / (benefit)	-
NET LOSS	$ -

BALANCE SHEET
AS OF 9/1/07
(In Thousands, Except Share Data)

		Delta Mills Marketing Inc. AS OF 9/1/07
ASSETS		
CURRENT ASSETS		
Cash and cash equivalents	$	-
Accounts receivable:		
Factor and other		-
Less allowances for returns		-
		-
Inventories		
Finished goods		-
Work in process		-
Raw materials and supplies		-
		-
Deferred income taxes		55
Other assets		-
TOTAL CURRENT ASSETS		55
PROPERTY, PLANT AND EQUIPMENT, at cost		
		265
Less accumulated depreciation		264
		0
DEFERRED LOAN COSTS, less accumulated depreciation of $5,856,000 (2006)and $5,856,000 (2005)		-
TOTAL ASSETS	$	55
LIABILITIES AND SHAREHOLDERS' EQUITY		
CURRENT LIABILITIES		
Trade accounts payable - Post Petition	$	3
Trade accounts payable checks outstanding		0
Revolving credit facility		-
Accrued income taxes payable		1,301
Payable From Affiliate Delta Mills, Inc.		(1,883)
Accrued employee compensation		21
Accrued restructuring expenses		-
Accrued and sundry liabilities		29
TOTAL CURRENT LIABILITIES		(529)
LIABILITIES SUBJECT TO COMPROMISE:		
Notes Payable		
Trade Accounts Payable - Pre Petition		2
Total Liabilities Subject to Compromise		2
NONCURRENT DEFERRED INCOME TAXES		(1,514)
SHAREHOLDERS' EQUITY		
Common Stock -- par value $.01 a share -- authorized 3,000 shares, issued and outstanding 100 shares		0
Additional paid-in capital		-
Retained earnings(deficit)		2,096
TOTAL SHAREHOLDERS' EQUITY		2,096
COMMITMENTS AND CONTINGENCIES		-
TOTAL LIABILITIES AND SHAREHOLDERS'S EQUITY	$	55

Status of Post-petition Taxes

	Beginning Accrued Liability Balance	Liability Incurred During Period	Disbursements to Taxing Authorities	Net Change in Accrued Balance	Ending Accrued Liability Balance
Federal Withholding	-	12,979.82	(12,979.82)	-	-
South Carolina Withholding	-	-		-	-
California Withholding	-	-		-	-
FICA - Employee	-	541.66	(541.66)	-	-
FICA - Employer	-	541.66	(541.66)	-	-
New Jersey State Withholding*	-	3,225.68	(3,225.68)	-	-
New York City and State Withholding	-	-		-	-
Total Taxes	-	17,288.82	(17,288.82)	-	-

Summary of Unpaid Post-Petition Debts	Current	Number of Days Past Due				Total
		0-30	31-60	61-90	Over 90	
Accounts Payable	3,225.68	-	-	-	-	3,225.68
Total Post-Petition Debts	3,225.68	-	-	-	-	3,225.68

DEBTOR QUESTIONNAIRE

Must be completed each month

1. Have any assets been sold or transferred outside the normal course of business this reporting period? No.
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? No.
3. Have all postpetition tax returns been timely filed? Yes.
4. Are workers compensation, general liability and other necessary insurance coverages in effect? Yes.